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[LOGO]


                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report: December 18, 1996


                                QUADRATECH, INC.
                 ----------------------------------------------
                 (Name of Small Business Issuer in its charter)


                  NEVADA                                  0-26856                           95-4396848
---------------------------------------------          -------------            -------------------------------------
(State or other jurisdiction of incorporation          (File Number)            (I.R.S. Employer Identification No.)
              or organization


10804 South La Cienega Blvd.
Inglewoood, California                                 (310) 649-0780                         90304
---------------------------------------------     --------------------------              --------------
(Address of principal executive office)           (Issuer's telephone number                (Zip Code)

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Item 4. Changes in Registrant's Certifying Accountant

        (A) An independent accountant was previously engaged as the principal accountant to audit the registrant's financial statements, is dismissed for the following reason.

A letter received by the SEC on October 8, 1996 was forwarded to our accountants, Clumeck, Stern, Phillips, Schwartz & Schenkelberg. We have asked them to forward to you the corrections you requested. To date, they have not done so.

The accountants also informed that they do not file by EDGAR, and they have completed their job. They did not answer the question asked by the SEC.

The new accountant of record is:

                Mr. Marc I. Abrams, CPA
                Singer Lewak Greenbaum & Goldstein
                10960 Wilshire Boulevard, Suite 1100
                Los Angeles, CA 90024-3783
                (310) 477 3924  fax (310) 478-6070

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly read this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        QUADRATECH, INC.

December 18, 1996                       Maria Comfort
                                        President/CEO